Exhibit 10.2

Amtech Systems, Inc.
131 South Clark Drive
Tempe, Arizona 85281

December 28, 2018
Fokko Pentinga

RE:	Separation Agreement dated December 6, 2018, between Amtech Systems, Inc. (the “Company”) and Fokko Pentinga (the “Separation Agreement”).
Dear Mr. Pentinga:
This letter agreement shall serve to reflect the agreement between you and the Company to amend the Separation Agreement to provide that your employment with any subsidiary of the Company in the Netherlands shall terminate effective December 31, 2018 rather than December 6, 2018, as previously referenced in the Separation Agreement.
Except as specifically provided above, all other terms set forth in the Separation Agreement shall remain in full force and effect.
Your signature in the space set forth below shall evidence your agreement to the foregoing.
Sincerely,
Amtech Systems, Inc.

/s/ Robert T. Hass
Robert T. Hass
Vice President & CFO

ACKNOWLEDGED AND AGREED TO:

_/s/ Fokko Pentinga__________________________________
Fokko Pentinga

284389517.1